SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2023

PROG Holdings, Inc.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On May 11, 2023, PROG Holdings, Inc. (the “Company”) announced that the Company’s Board of Directors appointed Todd King as Chief Legal and Compliance Officer, effective as of May 15, 2023.
Mr. King has served as the Company’s Vice President and Chief Corporate Governance, Securities Law and M&A Counsel since January 2017. Prior to joining the Company, Mr. King served in roles of increasing responsibility at Axiall Corporation (formerly known as Georgia Gulf Corporation), a publicly traded international chemicals and building products company, including as Deputy General Counsel, Corporate Secretary and Chief Compliance Officer.
ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 10, 2023, the Company held its 2023 annual meeting of shareholders (the “Annual Meeting”) in Salt Lake City, Utah. As of March 13, 2023, the record date for the Annual Meeting, there were 47,321,331 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 43,236,107 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 91% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2024 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:
Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kathy T. Betty	39,940,605	695,248	35,123	2,565,131
Douglas C. Curling	40,253,735	398,195	19,046	2,565,131
Cynthia N. Day	38,776,901	1,875,142	18,933	2,565,131
Curtis L. Doman	39,921,210	730,796	18,970	2,565,131
Ray M. Martinez	40,239,228	412,189	19,559	2,565,131
Steven A. Michaels	40,286,996	365,087	18,893	2,565,131
Ray M. Robinson	39,367,497	1,284,874	18,605	2,565,131
Caroline S. Sheu	40,197,406	438,247	35,323	2,565,131
James P. Smith	40,242,006	410,107	18,863	2,565,131
Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
39,818,812	805,774	46,390	2,565,131
Proposal 3 – Approval of a non-binding recommendation to approve the frequency (every 1, 2 or 3 years) of the advisory vote on executive compensation

1 Year	2 Years	3 Years	Abstain	Non-Votes
38,745,294	7,261	1,908,056	10,365	2,565,131
Proposal 4 – Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023

For	Against	Abstain	Non-Votes
41,926,971	1,283,986	25,150	—

ITEM 7.01.     REGULATION FD DISCLOSURE
On May 11, 2023, the Company issued a press release announcing Mr. King's appointment, which is attached hereto as Exhibit 99.1. The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits:

Exhibit No.	Description

99.1	Press release, dated May 11, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
	By:	/s/ Brian Garner
Date: May 11, 2023		Brian Garner Chief Financial Officer